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                                           DRAFT #4 -- JULY 26, 1995-- 5:30PMCDT


                               10,004,144 Shares


                             GREYHOUND LINES, INC.


                                  Common Stock



                            SELLING AGENCY AGREEMENT



                                                        __________________, 1995

ROTHSCHILD INC.
1251 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK

Gentlemen:

       Greyhound Lines, Inc., a Delaware corporation (the "Company"), and Transportation Manufacturing Operations, Inc., a Delaware corporation or a wholly-owned subsidiary (the "Selling Shareholder"), propose to sell to a limited number of institutional purchasers an aggregate of 10,004,114 shares of Common Stock of the Company(the "Shares"). The respective amounts of the Shares to be sold by the Company and the Selling Shareholder are set forth opposite their names in Schedule I hereto. You have advised the Company and the Selling Shareholder (a) that you are authorized to enter into this Agreement and (b) that you agree to use your best efforts, as the exclusive selling agent of the Company and the Selling Shareholder (the "Selling Agent"), to solicit purchasers for the Shares among a limited number of institutional and other sophisticated investors acceptable to the Company and the Selling Shareholder, in their sole discretion, and, as the Company's and the Selling Shareholder's broker, to effect and confirm purchases of the Shares.

       In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

       1. Representations and Warranties of the Company and the Selling Shareholder.
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       (a)  The Company represents and warrants to the Selling Agent and the
Selling Shareholder as follows:

               (i) A registration statement on Form S-3 (File No. 33-_____) with respect to the Shares has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder and has been filed with the Commission under the Act. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, herein referred to as the "Registration Statement", which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The form of prospectus first filed by the Company with the Commission pursuant to its Rule 424(b) and Rule 430A is herein referred to as the "Prospectus". Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus". Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Preliminary Prospectus or Prospectus, as the case may be, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) and 430A, and prior to the termination of the offering of the Shares by the Selling Agent.

               (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement; the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification. Each of the subsidiaries of the Company identified in Schedule A hereto (each, a "Subsidiary"), has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; each Subsidiary is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification; the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and




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         security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any Subsidiary are outstanding.

               (iii) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Shareholder, have been duly authorized and are validly issued and are fully paid and non-assessable; the portion of the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully-paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

               (iv) The Shares conform with the statements concerning them in the Registration Statement. The certificates representing the Shares are genuine, and the Company has no knowledge of any fact that would impair the validity thereof.

               (v) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose and each Preliminary Prospectus, at the time of filing thereof, did not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Registration Statement contains and the Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein by, and in all respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, at the time filed with the Commission, conform in all respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Act, as applicable, and the Rules and Regulations of the Commission thereunder. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, including any documents incorporated by reference therein, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, or any documents incorporated by reference therein, in reliance upon, and in conformity with, written information furnished to the Company by the Selling Agent, specifically for use in the preparation thereof.





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               (vi)     The consolidated financial statements of the Company
         and its subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the financial position and the consolidated results of operations of the Company, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The selected and summary financial and statistical data included or incorporated by reference in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

               (vii) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before any court or administrative agency or otherwise which might result in any material adverse change in the business, properties, assets, rights, operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole or to prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement.

               (viii) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount. The Company and each Subsidiary occupies its leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement.

               (ix) The Company and the Subsidiaries have filed all Federal, State, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due. All federal and state tax liabilities are adequately provided for on the books of the Company and the Subsidiaries and properly reflected in the Company's consolidated financial statements

               (x) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company, and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there





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         has not been any material transaction entered into by the Company or any Subsidiary, other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

               (xi) Neither the Company nor any Subsidiary is or, with the giving of notice or lapse of time or both, will be in violation of or in default under its articles of organization or By-Laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound and which default is of material significance in respect of the business or financial condition of the Company and the Subsidiaries taken as a whole. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Charter or by-laws of the Company or any Subsidiary or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

               (xii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Selling Agent under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.

               (xiii) The Company and the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their respective businesses; and the Company and the Subsidiaries have not infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole.

               (xiv) Arthur Andersen L.L.P.., who have certified certain of the financial statements filed with the Commission as part of the Registration Statement or incorporated by reference therein, are independent public accountants as required by the Act and the Rules and Regulations.

               (xv) The portion of the Shares to be sold by the Company have been approved for listing upon notification of issuance by the American Stock Exchange.





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               (xvi)    To the Company's knowledge, there are no affiliations
         or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater security holders, except as set forth in the Registration Statement or as otherwise disclosed in writing to the Selling Agent.

               (xvii) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the
Shares.       (b)  The Selling Shareholder represents and warrants as follows:

               (i) The Selling Shareholder has good and marketable title to the Shares to be sold by it, free of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery against payment for such Shares pursuant to this Agreement, the purchasers thereof will acquire good and marketable title thereto, free of any liens, encumbrances, equities and claims.

               (ii) The Selling Shareholder has full right, power and authority to execute and deliver this Agreement and the Custody Agreement referred to below and to perform its obligations under such Agreements. The consummation by the Selling Shareholder of the transactions herein contemplated and the fulfillment by the Selling Shareholder of the terms hereof will not result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Shareholder is a party, or of any order, rule or regulation applicable to the Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

               (iii) The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock of the Company.

               (iv) No offering, sale or other disposition of any Common Stock of the Company, any options or warrants to purchase shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Selling Shareholder otherwise than hereunder or with the prior written consent of Rothschild Inc.

         (v) The sale of the Shares by the Selling Shareholder pursuant hereto is not prompted by any material information concerning the Company which is not set forth in the Registration Statement or the documents incorporated by reference therein. The





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         information pertaining to the Selling Shareholder under the caption
         "Selling Shareholder" in the prospectus does not contain any untrue statement of a material fact or any omission of a material fact required to be disclosed in the Prospectus.

       In order to document the Selling Agent's compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholder agrees to deliver to the Selling Agent prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable from or statement specified by Treasury Department regulations in lieu thereof).

       2. Solicitation by the Selling Agent of Offers to Purchase. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Selling Agent will use its best efforts to solicit offers to purchase the Shares upon the terms and conditions set forth in the Prospectus. The Selling Agent's appointment is exclusive; provided, however, that such appointment by the Selling Shareholder is exclusive only through October 31, 1995

               Subject to the right of the Company, the Selling Shareholder or the Selling Agent to reject offers in whole or in part, the Company and the Selling Shareholder agree severally to sell Shares, on an any or all basis, to each purchaser whose offer is accepted at a price of at least $____ per share. The Company and the Selling Shareholder agree severally to pay the Selling Agent a commission equal to _______percent (__%) of the selling price for each of their respective Shares so sold. The Selling Agent shall communicate to the Company and to the Selling Shareholder each offer to purchase the Shares by a prospective buyer. The Company shall have the right to accept offers to purchase the Shares and may reasonably reject any offer in whole or in part so long as the Company shall provide the Selling Agent with a reasonable explanation of its reason for such rejection. Regardless of whether the Company rejects any or all offers to purchase its Shares, the Selling Shareholder may accept any offers to purchase its Shares, and the Selling Agent shall continue to solicit offers to purchase the Shares of the Selling Shareholder. The Selling Agent shall continue to make offers to sell the Shares for 5 business days after the date of this Agreement, subject to extension of up to 10 business days by agreement of the Company or the Selling
Shareholder and the Selling Agent.   In seeking purchasers for the Shares, it
is understood and agreed that (1) the Selling Agent may select other dealers to act as its sub-agent who are members of the NASD or foreign dealers who are not eligible for NASD membership and who agree not to solicit purchasers for the Shares in the United States or purchasers they have reason to believe are residents of the United States, and (2) the Selling Agent may pay any such dealers a commission for Shares sold to purchasers obtained by such dealers, which commission shall be paid by the Selling Agent from the commission paid to the Selling Agent by the Company.





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       In the event the Selling Agent is not able to solicit offers to purchase all of the Shares being offered by the Company and the Selling Shareholder, the number of Shares to be sold by the Company and the Selling Shareholder shall be reduced pro rata. +

       3. Closing. Closing on the sale of the Shares shall be held at the office of Piper & Marbury L.L.P., 53 Wall Street, New York, New York 10005, at 10:00 a.m., New York time, on _________, 1995, or such later date (which shall not be later than [September 31,], 1995), time or place as the Selling Agent, the Selling Shareholder and the Company, with the consent of the purchasers, may agree upon, such date and time being referred to herein as the "Closing Date." On the Closing Date, the Company and the Selling Shareholder shall deliver certificates for the Shares to the several purchasers against payment therefor to the Selling Agent on behalf of the Company and the Selling Shareholder, and the Selling Agent shall remit the proceeds, after deduction of the commission referred to above and, in the case of the Company only, after provisions for estimated reimbursable expenses incurred to the Closing Date, subject to adjustment upon final billing by the Selling Agent.

       4.      Covenants of the Company and the Selling Shareholder.

       (a). The Company covenants and agrees with the Selling Agent and the Selling Shareholder that:

               (i) The Company will (i) use its best efforts to cause the Registration Statement to become effective or, if the procedures in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in the form approved by the Selling Agent containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations and (ii) not file any amendment to the Registration Statement or any document incorporated by reference therein or supplement to the Prospectus of which the Selling Agent shall not previously have been advised and furnished with a copy or to which the Selling Agent shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.

               (ii) The Company will advise the Selling Agent promptly when the Registration Statement or any post- effective amendment thereto shall have become effective, of receipt of any comments from the Commission, of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.





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               (iii)    The Company will cooperate with the Selling Agent in
         endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Selling Agent may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Selling Agent may reasonably request for distribution of the Shares.

               (iv) The Company will deliver to, or upon the order of, the Selling Agent, from time to time, as many copies of any Preliminary Prospectus as the Selling Agent may reasonably request. The Company will deliver to, or upon the order of, the Selling Agent during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Selling Agent may reasonably request. The Company will deliver to the Selling Agent at or before the Closing Date, two signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Selling Agent such number of copies of the Registration Statement, but without exhibits, and of all amendments thereto, including documents incorporated by reference, as the Selling Agent may reasonably request.

               (v) The Company will comply, to the best of its ability, with the Act and the Rules and Regulations and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by the Selling Agent or any dealer any event shall occur as a result of which, in the reasonable judgment of the Company or of the Selling Agent, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus, or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.





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               (vi)     The Company will make generally available to its
         security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise the Selling Agent in writing when such statement has been so made available.

               (vii) The Company will, for a period of five years from the Closing Date, deliver to the Selling Agent copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended. The Company will deliver to the Selling Agent similar reports with respect to any significant Subsidiary, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

               (viii) No offering, sale, short sale or other disposition of any Common Stock of the Company or other securities convertible into or exchangeable or exercisable for Common Stock or derivative of Common Stock will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Rothschild Inc., except that the Company may, without such consent, issue options and shares pursuant to the stock option plans described in the Registration Statement; provided that each recipient of such shares agrees in writing to be subject to the transfer restrictions imposed pursuant to this Section 4(h) to the extent the 180 day period following the date of this Agreement has not expired.

               (ix) The Company will use its best efforts to have the Shares approved for listing upon notice of issuance on the American Stock Exchange ("AMEX").

               (x) The Company shall cause each officer and director of the Company and each holder of [__%] or more of the Company's outstanding Common Stock to furnish to you, on or prior to the date of this Agreement, a letter or letters, in form and substance satisfactory to the Selling Agent, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any securities convertible, exchangeable or exercisable for Common Shares or derivative of Common Shares owned by such person (or as to which such person has the right to direct the disposition of) for a period of 120 days after the date of this Agreement, except with the prior written consent of Rothschild Inc.





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               (xi)  The Company shall apply the net proceeds of the sale of the Shares as set forth in the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

               (xii) The Company shall not invest, or otherwise use the proceeds received by the Company from the sale of the Shares offered by it in such manner as would require the Company to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

               (xiii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company or if required for AMEX listing, a registrar for its Common Shares.

               (xiv) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

       (b) The Selling Shareholder covenants and agrees with the Selling Agent and the Company that:

               (i) No offering, sale, short sale, other disposition of any Common Stock of the Company or other securities convertible, exchangeable, or exercisable for Common Shares or derivative of Common Shares owned by the Selling Shareholder (or as to which the Selling Shareholder has the right to direct the disposition ) will be made for a period of 120s after the date of this Agreement, directly or indirectly, by such Selling Shareholder otherwise than hereunder or with the prior written consent of Rothschild Inc.

               (ii) In order to document the Selling Agent's compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transaction herein contemplated, the Selling Shareholder agrees to deliver to the Selling Agent prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (iii) The Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company., other than as contemplated by this Agreement.





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





       5. Costs and Expenses. The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company and the Selling Shareholder under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the fees and disbursement of counsel for the Selling Agent; the cost of printing and delivering to, or as requested by, the Selling Agent copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Selling Agent's Selling Memorandum, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees of the NASD; all expenses agreed by the Company to be borne by it pursuant to the Registration Rights Agreement dated as of December 29, 1994 between the Company and the Selling Shareholder; and the expenses, including the fees and disbursements of counsel for the Selling Agent, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. To the extent, that the Selling Shareholder engages special legal counsel to represent it in connection with this offering, the fees and expenses of such counsel shall be borne by the Selling Shareholder. Any transfer taxes imposed on the sale of the Shares to the purchasers will be paid by the respective parties selling the Shares.

       6. Conditions of Obligations of the Selling Agent. The obligation of the Selling Agent to solicit purchasers of the Shares, and the obligation of such purchasers to consummate the purchase of the Shares, is subject to the accuracy, as of the date of this Agreement and as of the Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholder contained herein, and to the performance by the Company and the Selling Shareholder of their respective obligations hereunder and to the following additional conditions:

       (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Selling Agent and complied with to the Selling Agent's reasonable request. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Selling Shareholder, shall be contemplated by the Commission.

       (b) The Selling Agent shall have received on the Closing Date the opinion of Weil, Gotshal & Manges, counsel for the Company, as to the matters set forth in paragraphs (i) through (xii) below and the opinion of , counsel for the Selling Shareholder acceptable to the Selling Agent (which may be in-house counsel), as to the matters set forth in paragraphs (xiii) through
(xvi), each dated the Closing Date, addressed to the Selling Agent to the effect that:

               (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; to such counsel's knowledge, the Company is duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company. Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company and the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company; and, to the best of such counsel's knowledge, the outstanding shares of capital stock of the Subsidiary are owned free and clear of all liens, encumbrances and security interests, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

               (ii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of its Common Stock have been duly authorized; the outstanding shares of its Common Stock have been duly authorized and validly issued and are fully paid and non- assessable; all of the Shares conform to the description thereof contained in the Prospectus; the certificates for the Shares are in due and proper form; the shares of Common Stock to be sold by the Company and the Selling Shareholder pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.

               (iii) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, there is no holder of any securities of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any Common Shares or other securities of the Company.

               (iv) The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

               (v) The Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto and document incorporated by reference therein comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, schedules and other financial information included or incorporated by reference therein).

               (vi) The statements under the captions _____________ in the Prospectus and the Description of Capital Stock contained in the Company's Registration Statement on Form ___, as amended on _________, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

               (vii) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or incorporated by reference therein or described in the Registration Statement or the Prospectus which are not so filed, incorporated or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus or any documents incorporated by reference therein are fairly summarized in all material respects.

               (viii) After due inquiry, such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any Subsidiary which might result in any material adverse change in the business or financial conditions of the Company and the Subsidiaries taken as a whole, except as set forth in the Prospectus.

               (ix) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or by-laws of the Company, or any agreement or instrument known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound.

               (x) This Agreement has been duly authorized, executed and delivered by the Company.

               (xi) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

               (xii) The Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, required to register as an investment company under the 1940 Act.

               (xiii) This Agreement has been duly authorized, executed and delivered on behalf of the Selling Shareholder.

               (xiv) The Selling Shareholder has full legal right, power and authority, and has obtained any approval required by law (other than as required by State securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Shares to be sold by such Selling Shareholder.

               (xv) The Custodian Agreement executed and delivered by the Selling Shareholder is an irrevocable instrument that is valid, binding and enforceable.

               (xvi) The purchasers (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code) will acquire good and marketable title to the Shares being sold by the Selling Shareholder, free and clear of all claims, liens, encumbrances and security interests whatsoever.

       In rendering such opinion, Weil, Gotshal & Manges and counsel for the Selling Shareholder may rely as to matters governed by the laws of states other than the States of Delaware, Texas and Arizona or Federal laws on local counsel in such jurisdictions, provided that in each case such counsel shall state that they believe that they and the Selling Agent are justified in relying on such other counsel. Furthermore, in rendering an opinion as to the matters set forth in subparagraphs (xiii), (xiv), (xv) and (xviv counsel for the Selling Shareholder may rely, as to matters of fact with respect to the Selling Shareholder, upon the representations of the Selling Shareholder contained in this Agreement, the Custodian Agreement and the Power of Attorney of the Selling Shareholder. In addition to the matters set forth above, the opinion of Weil, Gotshal & Manges shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) or any of the documents incorporated by reference therein, as of the date of effectiveness of the Registration Statement or, in the case of documents incorporated by reference in the Prospectus after the date of effectiveness of the Registration Statement, as of the respective dates when such documents were filed with the Commission and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included or incorporated by reference therein). With respect to such statement, Weil, Gotshal & Manges may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

       (c) The Selling Agent shall have received from Piper & Marbury L.L.P., counsel for the Selling Agent, an opinion dated the Closing Date substantially to the effect specified in subparagraphs (ii), (iii), (iv), (x) and (xiii) of Paragraph (b) of this Section 6, and that the Company is a validly organized and existing corporation under the laws of the State of Delaware. In rendering such opinion Piper & Marbury L.L.P. may rely as to all matters governed other than by the laws of the State of Maryland or Federal laws and Delaware corporate laws on the opinion of counsel referred to in paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) or any of the documents incorporated by reference therein, as of the date of effectiveness of the Registration Statement or, in the case of documents incorporated by reference in the Prospectus after the date of effectiveness of the Registration Statement, as of the respective dates when such documents were filed with the Commission and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included or incorporated by reference therein). With respect to such statement, Piper & Marbury L.L.P. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

       (d) The Selling Agent shall have received at or prior to the Closing Date from Piper & Marbury L.L.P. a memorandum or summary, in form and substance satisfactory to the Selling Agent, with respect to the qualification for offering and sale by the Selling Agent under the State securities or Blue Sky laws of such jurisdictions as the Selling Agent may reasonably have designated to the Company.

       (e) You shall have received, on each of the dates hereof and the Closing Date, a letter dated the date of delivery thereof or the Closing Date, as the case may be, in form and substance satisfactory to you, of Arthur Andersen & Co. L.L.P., confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and Prospectus.

       (f) The Selling Agent shall have received on the Closing Date a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date, each of them severally represents as follows:

               (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been initiated or are, to his knowledge, contemplated by the Commission.

               (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date..

               (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made.

               (iv) Such officer has carefully examined the Registration Statement and the Prospectus and, in such officer's opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement, including any document incorporated by reference therein, were true and correct, and such Registration Statement and Prospectus or any document incorporated by reference therein did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in such officer's opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

               (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and the subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

       (g) The Company and the Selling Shareholder shall have furnished to the Selling Agent such further certificates and documents confirming the representations and warranties contained herein and related matters as the Selling Agent may reasonably have requested.

       (h) The portion of the Shares to be sold by the Company shall have been approved for listing, subject to notice of issuance, on the American Stock Exchange.


       The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Selling Agent and to Piper & Marbury L.L.P., counsel for the Selling Agent.

       If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Selling Agent and the purchasers may be terminated by notifying the Company and the Selling Shareholder of such termination in writing or by telegram at or prior to the Closing Date.

       In such event, the Selling Shareholder, the Company and the Selling Agent shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

       7. Conditions of the Obligations of the Company and the Selling Shareholder. The obligations of the Company and the Selling Shareholder to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

       8.      Indemnification

       (a) The Company agrees to indemnify and hold harmless the Selling Agent and each person, if any, who controls the Selling Agent within the meaning of the Act against any losses, claims, damages or liabilities to which the Selling Agent or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Selling Agent and each such controlling person for any legal or other expenses reasonably incurred by the Selling Agent or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding and expenses reasonably incurred in responding to a subpoena or governmental inquiry whether or not such

Selling Agent or controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Selling Agent specifically for use in the preparation thereof; provided further, that the indemnity agreement contained in this Section with respect to any Preliminary Prospectus will not inure to the benefit of the Selling Agent (or of any person controlling the Selling Agent) on account of any loss, claim, damage, liability, action or proceeding arising out of or based upon an untrue statement or alleged untrue statement of a material fact, or omission or alleged omission of a material fact, made therein, with respect to the sale of the Shares by the Selling Agent to any person if a copy of a Preliminary Prospectus or Prospectus or any amendment or supplement thereto (if any amendment or supplement thereto shall have been furnished to the Selling Agent) correcting such untrue statement or alleged untrue statement or omission or alleged omission shall not have been given or sent to such person by or on behalf of the Selling Agent with or prior to the written confirmation of the sale involved. . This indemnity agreement will be in addition to any liability which the Company may otherwise have and shall not affect any such indemnity agreement, including any indemnity agreement between the Company and the Selling Shareholder, which is intended to remain in full force and effect.

       (b) The Selling Shareholder will indemnify and hold harmless the Selling Agent and each person, if any, who controls the Selling Agent within the meaning of the Act, against any losses, claims, damages or liabilities to which the Selling Agent or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Selling Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Selling Shareholder will be liable to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Selling Shareholder may otherwise have.

       (c) The Selling Agent will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholder, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Selling Agent will be liable to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Selling Agent specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Selling Agent may otherwise have.

       (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a),(b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Selling Agent in the case of parties indemnified pursuant to
Section 8(a) or 8(b) and by the Company and the Selling Shareholder in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

       (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Selling Agent on the other from the offering of the Shares as well as the relative fault of the Company and the Selling Shareholder on the one hand and the Selling Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Selling Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total selling commissions received by the Selling Agent, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company the Selling Shareholder, or the Selling Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       The Company, the Selling Shareholder and the Selling Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) the Selling Agent shall not be required to contribute any amount in excess of the selling commissions received by it,
(ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii)Selling Shareholder shall not be required to contribute any amount in excess of the lesser of (A) that proportion of the total of such losses, claims, damages or liabilities indemnified or contributed against equal to the proportion of the total Shares sold hereunder which is being sold by such Selling Shareholder, or
(B) the proceeds received by such Selling Shareholder in the offering.

       (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

       9. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or sent by facsimile transmission with proof of delivery and confirmed as follows: if to the Selling Agent, to Rothschild Inc., 1251 Avenue of the Americas, New York, New York 10020, Attention: David L. Wax, Managing Director; if to the Company, to Greyhound Lines, Inc., 15110 North Dallas Parkway, Dallas, Texas 75246,
Attention: Steven L. Korby, Executive Vice President and Chief Financial Officer; and if to the Selling Shareholder, to Motor Coach Industries International, Limited; 907 Dial Corporate Center, 1850 N. Central Avenue, Phoenix, AZ 85004, Attention: General Counsel.

       10. Termination. This Agreement may be terminated by the Selling Agent by notice to the Company or the Selling Shareholder as follows:

       (a) at any time prior to the earlier of (i) the time the Selling Agent begins to confirm sales of the Shares, and (ii) 11:30 A.M. on the first business day following the date of this Agreement;

       (b) at any time after the date hereof if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus (including any document incorporated by reference), any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak of hostilities or declaration or war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in the Selling Agent's reasonable judgment, make the offering or delivery of the Shares impracticable or inadvisable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Selling Agent's reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either United States or New York State authorities, (vi) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act, (vii) the suspension of trading of the Company's Common Stock by the American Stock Exchange, or (viii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Selling Agent's reasonable opinion has a material adverse effect on the securities markets in the United States or elsewhere; or

       (c)     as provided in Section 6 of this Agreement.

       11. Successors. This Agreement has been and is made solely for the benefit of the Selling Agent, the Company and the Selling Shareholder and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

       12. Information Provided by the Selling Agent and the Selling Shareholder. The Company, the Selling Shareholder and the Selling Agent acknowledge and agree that: (i) the only information furnished or to be furnished by the Selling Agent to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Selling Agent), information provided in connection with Item 502(d) of Regulation S-K under the Act and under the caption "Plan of Distribution" in the Prospectus; and (ii) the only information furnished by the Selling Shareholder consists of the information set forth under the caption "Selling Shareholder" in the Prospectus.

       13. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Selling Agent or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

       If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholder, the Company and the Selling Agent in accordance with its terms.

       Any person executing and delivering this Agreement as Attorney-in-Fact for the Selling Shareholder represents by so doing that he has been duly
appointed as Attorney-in-Fact by the     Selling Shareholder pursuant to a
validly existing and binding Power of Attorney which authorized such Attorney-in-Fact to take such action.

                                          Very truly yours,

                                          GREYHOUND LINES, INC.



                                          By____________________________________
                                             Authorized Officer


                                          TRANSPORTATION MANUFACTURING
                                          OPERATIONS, INC.



                                          By____________________________________
                                                      Attorney-in-Fact


The foregoing Selling Agency Agreement
is hereby confirmed and accepted as
of the date first above written.


ROTHSCHILD INC.


By___________________________________
          Authorized Officer

                                   SCHEDULE I




                         Schedule of Shares to be Sold



       Selling Party                             Shares to be Sold
       -------------                             -----------------
Greyhound Lines, Inc.                                  4,000,000
Transportation Manufacturing Operations, Inc.          6,004,114

                                  SCHEDULE II

                            Schedule of Subsidiaries